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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                               DATED APRIL 9, 2001

                                       of

                                ANTEC CORPORATION

                             A Delaware Corporation
                   IRS Employer Identification No. 36-3892082
                            SEC File Number 000-22336



                             11450 TECHNOLOGY CIRCLE
                                DULUTH, GA 30097
                                 (678) 473-2000





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ITEM 5.  OTHER EVENTS.

         On April 9, 2001, ANTEC Corporation, a Delaware corporation ("ANTEC"), and Nortel Networks Inc., a Delaware corporation, agreed to an amendment of the agreement that they entered into on October 18, 2000, pursuant to which, among other things, ANTEC will acquire the existing membership interest in Arris Interactive L.L.C. ("Arris Interactive") of Nortel Networks LLC ("Nortel Networks"), a wholly owned subsidiary of Nortel Networks Inc.

         Under the amended agreement, Nortel Networks and ANTEC, immediately prior to closing, will contribute to Arris Interactive the amount of all outstanding loans at December 31, 2000 that they previously provided to Arris Interactive. At closing, Nortel Networks will transfer to a newly formed holding company, which currently is a wholly owned subsidiary of ANTEC named Broadband Parent Corporation ("Newco"), Nortel Networks' existing membership interest in Arris Interactive in return for 37 million shares of common stock in Newco. Nortel Networks also will convert at closing certain current payables and royalties due from, and advances made to, Arris Interactive into a new membership interest in Arris Interactive. Subject to the satisfaction of certain conditions, Nortel Networks will have the right to require Arris Interactive to redeem this new membership interest.

         In addition, under the agreement, Broadband Transition Corporation, a newly formed Delaware corporation and wholly owned subsidiary of Newco, will merge (the "Merger") with and into ANTEC. In the Merger, each share of ANTEC common stock, par value $0.01 per share, will be converted into one share of Newco common stock. Upon the completion of the Merger, ANTEC will become a wholly owned subsidiary of Newco.

         The transaction is subject to customary regulatory approvals, the approval of ANTEC shareholders, the completion of ANTEC's new working capital financing arrangements and the satisfaction of certain conditions relating to the new membership interest, among other things.

         The amended terms of the transaction are set forth in the First Amendment to the Agreement and Plan of Reorganization (the "Amendment") dated as of April 9, 2001 by and among ANTEC, Newco, Broadband Transition Corporation, Nortel Networks Inc., Nortel Networks and Arris Interactive, and certain other documents that are attached hereto as exhibits.

         The foregoing summary of the amended terms to the transaction is qualified in its entirety by reference to the texts of the Amendment and other documents that are filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.


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         2.1      First Amendment to Agreement and Plan of Reorganization.

         10.1     Amended and Restated Investor Rights Agreement.

         10.2     Form of Intellectual Property Rights Agreement.

         10.3     Release and Amendment Agreement.

         10.4     First Amendment to Termination Agreement.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     ANTEC CORPORATION



                                     By:  /S/ Lawrence A. Margolis
                                          --------------------------------------
                                          Lawrence A. Margolis
                                          Executive Vice President and Chief
                                          Financial Officer


Date:  April 13, 2001


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                                  EXHIBIT INDEX


                  2.1      First Amendment to Agreement and Plan of
                           Reorganization.

                  10.1     Amended and Restated Investor Rights Agreement.

                  10.2     Form of Intellectual Property Rights Agreement.

                  10.3     Release and Amendment Agreement

                  10.4     First Amendment to Termination Agreement.


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